                                 AMENDMENT NO. 1
                         TO SALE AND SERVICING AGREEMENT

         Amendment No. 1 to the Sale and Servicing Agreement, dated as of May 12, 2004 (this "Amendment"), among ABFS Balapointe, Inc, as depositor (the "Depositor"), HomeAmerican Credit, Inc., d/b/a Upland Mortgage ("Upland"), American Business Mortgage Services, Inc. ("ABMS" together with Upland, the "Originators"), and American Business Credit, Inc. (the "Servicer"), ABFS Mortgage Loan Warehouse Trust 2003-1, as trust (the "Trust"), American Business Financial Services, Inc., as sponsor (the "Sponsor"), JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee"), JPMorgan Chase Bank, as collateral agent (the "Collateral Agent") and JPMorgan Chase Bank, as note purchaser (the "Note Purchaser").

                                    RECITALS

         The Depositor, the Originators, the Servicer, the Trust, the Sponsor, the Indenture Trustee and the Collateral Agent are parties to that certain Sale and Servicing Agreement, dated as of September 22, 2003 (the "Existing Sale Agreement"; as amended by this Amendment, the "Sale Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in Appendix I to the Sale Agreement.

         The Depositor, the Originators, the Servicer, the Trust, the Sponsor, the Indenture Trustee and the Collateral Agent have agreed, subject to the terms and conditions of this Amendment, that the Existing Sale Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Sale Agreement.

         Accordingly, the Depositor, the Originators, the Servicer, the Trust, the Sponsor, the Indenture Trustee and the Collateral Agent hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Sale Agreement is hereby amended, as follows:

         SECTION 1. Definitions. Appendix I of the Existing Sale Agreement is hereby amended by deleting the definition of "Adjusted Tangible Net Worth" in its entirety and replacing it with the following language:

         "Adjusted Tangible Net Worth" With respect to any Person at the end of any fiscal quarter:

         (a) the excess of that Person's total assets over total liabilities on that day, each being determined in accordance with GAAP consistent with the accounting principles applied in the preparation of financial statements referred to in (herein called "GAAP Net Worth");

         (b) minus advances to shareholders, officers or Affiliates, aggregate investments in Subsidiaries and Affiliates included in financial statements;

         (c) minus goodwill and all other assets not supported by or representative of a tangible asset other than mortgage loan servicing rights and capitalized excess mortgage loan servicing fees (the values of which rights and fees shall not be subtracted from GAAP Net Worth to determine Adjusted Tangible Net Worth), which intangible assets would be deemed by HUD to be unacceptable for the purpose of calculating adjusted net worth in accordance with its requirements in effect as of such day, as such requirements appear in the "Audit Guide for Audit of Approved Non-supervised Mortgagees";

         (d) plus (i) loan loss reserves; (ii) that portion of Subordinated Debt that is not due within one (1) year of that day; and (iii) that portion of senior collateralized Debt that is not due within one (1) year of that day;

         (e) plus net unrealized holding losses, if any, (and minus net unrealized holding gains, if any) for available-for-sale debt securities and equity securities owned (including those classified as current assets) that are required by FASB 115 to be reported as a net amount in a separate component of shareholders' equity until realized.

         SECTION 2. Conditions Precedent. This Amendment shall become effective on May 11, 2004 (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent:

         2.1 Delivered Documents. On the Amendment Effective Date, the Collateral Agent shall have received the following documents, each of which shall be satisfactory to the Collateral Agent in form and substance:

         (a) this Amendment, executed and delivered by duly authorized officers of the parties hereto; and

         (b) such other documents as the Collateral Agent or counsel to the Collateral Agent may reasonably request.

         SECTION 3. Representations and Warranties. Each of the Depositor, Originators, the Trust, the Servicer, the Sponsor and the Indenture Trustee hereby represents and warrants to the Collateral Agent that it is in compliance with all the terms and provisions set forth in the Existing Sale Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms each of their respective representations and warranties contained in Article III of the Existing Sale Agreement.

         SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Sale Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

         SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

         SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

         IN WITNESS WHEREOF, the Servicer, the Trust, the Indenture Trustee, the Collateral Agent, the Originators, the Subservicers and the Depositor have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                     ABFS BALAPOINTE, INC., as Depositor



                                     By: /s/ Jeffrey M. Ruben
                                         ---------------------------------------
                                         Name:  Jeffrey M. Ruben
                                         Title: Executive Vice President


                                     AMERICAN BUSINESS FINANCIAL
                                         SERVICES, INC., as the Sponsor



                                     By: /s/ Albert W. Mandia
                                         ---------------------------------------
                                         Name:  Albert W. Mandia
                                         Title: Executive Vice President


                                     HOMEAMERICAN CREDIT, INC. D/B/A
                                         UPLAND MORTGAGE, as an Originator
                                         and a Subservicer



                                     By: /s/ Albert W. Mandia
                                         ---------------------------------------
                                         Name:  Albert W. Mandia
                                         Title: Executive Vice President

                                     ABFS MORTGAGE LOAN WAREHOUSE
                                          TRUST 2003-1


                                     By: WILMINGTON TRUST COMPANY, not
                                         in its individual capacity but solely
                                         as Owner Trustee



                                     By: /s/ Linda C. Mack
                                         ---------------------------------------
                                         Name:  Linda C. Mack
                                         Title: Financial Services Officer


                                     AMERICAN BUSINESS CREDIT, INC., as an
                                         Originator and the Servicer



                                     By: /s/ Beverly Santilli
                                         ---------------------------------------
                                         Name:  Beverly Santilli
                                         Title: President


                                     AMERICAN BUSINESS MORTGAGE
                                         SERVICES, INC., as an Originator and
                                         a Subservicer



                                     By: /s/ Jeffrey M. Ruben
                                         ---------------------------------------
                                         Name:  Jeffrey M. Ruben
                                         Title: Executive Vice President

                                      JPMORGAN CHASE BANK, not in its
                                          individual capacity but
                                          solely as Indenture Trustee



                                      By: /s/ Michael W. Nicholson
                                          --------------------------------------
                                          Name:  Michael W. Nicholson
                                          Title: Senior Vice President


                                      JPMORGAN CHASE BANK, not in its
                                          individual capacity but
                                          solely as Collateral Agent



                                      By: /s/ Michael W. Nicholson
                                          --------------------------------------
                                          Name:  Michael W. Nicholson
                                          Title: Senior Vice President


                                      Acknowledged and Agreed:
                                      ------------------------

                                      JPMORGAN CHASE BANK, as Note Purchaser,
                                          100% Noteholder and Lender



                                      By: /s/ Michael W. Nicholson
                                          --------------------------------------
                                          Name:  Michael W. Nicholson
                                          Title: Senior Vice President